UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 18, 2007 (Date of earliest event reported)
Zeros & Ones, Inc. (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	33-26531-LA (Commission File Number)	88-0241079 (IRS Employer Identification Number)

530 Lytton Avenue, 2nd Floor, Palo Alto (Address of principal executive offices)		94301 (Zip Code)
800-710-6637 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

Voyant has executed letters of intent to acquire a library of film scripts and television treatments, including all of the assets of Typhoon Media, LLC. As a part of these transactions, Voyant also establishes a strategic partnership with Virtus Entertainment, LLC, a film production company whose principals are well established in the entertainment industry.

            99.1       Press Release of Zeros & Ones, Inc. dated April 18, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2007	ZEROS & ONES, INC. By: /s/ Dana R. Waldman Dana R. Waldman CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Zeros & Ones, Inc. dated April 18, 2007